UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): November 25, 2013

Pure Cycle CORPORATION

 (Exact name of registrant as specified in its charter)

Colorado	0-8814	84-0705083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

1490 Lafayette Street, Suite 203, Denver, CO		80218
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-292-3456

500 E 8th Avenue, Denver, CO 80203

(Former address of registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant”), a Colorado corporation, in connection with the matters described herein.

 ITEM 8.01. Other Events

 Attached hereto is a press release issued this date.

 ITEM 9.01. Financial Statements and Exhibits

 (d) Exhibits:

Exhibit 99.1 Press Release dated November 25, 2013 advising of our results of operations for the fiscal year ended August 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2013

Pure Cycle Corporation

By:	/s/ Mark W. Harding
Name:	Mark W. Harding
Title:	President